EXHIBIT 10.1

OLD GOAT ENTERPRISES, INC.

STOCK SUBSCRIPTION AGREEMENT

TO: OLD GOAT ENTERPRISES, INC. (the "Company"), SELLER

All subscribers are subject to the provisions of the Stock Subscription Agreement.

1.

The undersigned hereby subscribes for ________________ shares of Old Goat Enterprises, Inc. (the "Company") at a purchase price of $0.10 per share, in accordance with the terms and conditions of this Stock Subscription Agreement.

2.

This subscription is one of a limited number of such subscriptions for shares of common stock of the Company.  The execution of this Stock Subscription Agreement shall constitute an offer by the undersigned to subscribe for common shares of stock in the amount specified above.  The Seller, Old Goat Enterprises, Inc., shall have the right, in its sole discretion, to reject such offer for any reason whatsoever, or, by executing a copy of this Stock Subscription Agreement, to accept such offer.  If such offer is accepted, Old Goat Enterprises, Inc. will return an executed copy of this Stock Subscription Agreement to the undersigned, and will subsequently direct its transfer agent by way of a treasury order to issue a share certificate in the number of shares as specified above and in such name or names as the undersigned has directed in this Stock Subscription Agreement.

If this Stock Subscription Agreement is rejected by the Company or if the offering is not consummated for any reason, the subscription payment of the undersigned will be returned, in full, as soon as practicable following termination of the offering or the date of rejection, as applicable.  It is understood that this Stock Subscription Agreement is not binding upon Old Goat Enterprises, Inc. unless and until it is accepted by Old Goat Enterprises, Inc., as evidenced by its execution of this Stock Subscription Agreement where indicated below.

3.

The undersigned hereby makes the following representations and warranties:

a.

the undersigned has been furnished with and has carefully reviewed the prospectus contained in the Company's SB2 Registration Statement and documents attached thereto, and has had the opportunity to ask questions of and receive answers from the Company;

b.

the undersigned is of legal majority and of sufficient legal capacity to execute this Stock Subscription Agreement, and warrants that all information provided to Old Goat Enterprises, Inc. is true and correct and complete in all respects as of the date hereof;

c.

the undersigned has adequate means of providing for his current needs and possible personal contingencies and has no need for liquidity in this subscription, and his overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and his subscription in the shares will not cause such overall commitment to become excessive;

d.

the undersigned is acquiring the shares of common stock for his own account for investment purposes only and is not purchasing the subject shares for an undisclosed third party;

e.

if the undersigned is a corporation, partnership, trust or other entity, it represents:

(i)

it is duly organized, validly existing, and in good standing under the laws of the United States of America or elsewhere, and has all of the requisite power and authority to subscribe for the shares as provided herein;

(ii)

such subscription does not result in any violation of, or conflict with, any term of the charter or bylaws of the undersigned or an instrument to which it is bound or any law or regulation applicable to it;

(iii)

such subscription has been duly authorized by all the necessary actions required on behalf of the undersigned;

(iv)

this Stock Subscription Agreement has been duly executed and delivered on behalf of the undersigned and constitutes a legal, valid and binding agreement upon the undersigned.

The foregoing representations and warranties shall be true and accurate as of the date hereof and as of the date of delivery of the purchase price to Old Goat Enterprises, Inc. and shall survive such delivery period.

4.

Miscellaneous

A.

This Stock Subscription Agreement, any amendments or replacements thereof, and the legality, validity and performance of the terms hereof, shall be governed by, and enforced, determined and construed in accordance with the laws of the State of Nevada applicable to contracts, transactions and obligations entered into and to be performed in such State.

B.

This Stock Subscription Agreement contains the entire agreement between the parties hereto.  The provisions of this Stock Subscription Agreement may not be modified or waived except in writing.  References to the masculine in this Stock Subscription Agreement  includes the feminine and neuter.

C.

This Stock Subscription Agreement and the rights, powers and duties set forth herein shall, except as set forth herein, bind and inure to the benefit of the  heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto.  The undersigned may not assign any or his rights or interests in and under this Stock Subscription Agreement without the prior written consent of Old Goat Enterprises, Inc., and any attempted assignment without such consent shall be void and without effect.

D.

It is understood that this subscription is offered on a subject to prior sale basis and is not binding on Old Goat Enterprises, Inc. until the Company accepts it, which acceptance is at the sole discretion of  the Company, by executing this Stock Subscription Agreement where indicated.

5.

Subscription

The undersigned hereby subscribes for the purchase of common shares of the stock of Old Goat Enterprises, Inc. and encloses payment of $________________ ($0.10 per share) payable to Old Goat Enterprises, Inc.

EXECUTED this ______________ day of ______________________, 200___, at

________________________________________________

________________________________

________________________________

Signature of Subscriber, or, if Subscriber

Name of Subscriber- PLEASE PRINT

is a corporation, partnership or trust,

signature of authorized signatory

_____________________________________

Social Security or other identification number

________________________________

Office of Authorized Signatory

_____________________________

Address of Subscriber

_____________________________

If the subscriber is a partnership,

City

corporation or trust, complete the

following:

_____________________________

State/Province

Zip Code

____________________________________

Name of Partnership, Corporation or Trust

PLEASE PRINT

(affix seal, if any)

This Stock Subscription Agreement is accepted by Old Goat Enterprises, Inc. this _________________ day of _______________________, 200_____.

OLD GOAT ENTERPRISES, INC.

By:_________________________

President